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                                                            Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2005, in Pre-Effective Amendment No. 3 to the Registration Statement (Form S-1 No. 333-123288) and related Prospectus of Valera Pharmaceuticals, Inc. for the registration of 000,000 shares of its common stock.

                                                       /s/ Ernst & Young LLP


MetroPark, New Jersey
September 28, 2005